EXHIBIT 10.1
                                                                    ------------

                                                                  EXECUTION COPY



                                   AMENDMENT NO.1, dated as of October 19, 1999
                              (this "Amendment"), to the Credit Agreement dated as of May 14, 1999 (the "Credit Agreement"), among ALEC HOLDINGS, INC., a Delaware corporation ("Holdings"), ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent, and CREDIT SUISSE FIRST BOSTON CORPORATION, as Documentation Agent.

          A. The Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

          B. Holdings and the Borrower have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

          C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the text: "or with the proceeds of the sale of equity by, or the contribution of equity to, Holdings, the Borrower or any Subsidiary (other than to or by Holdings, the Borrower or any Subsidiary)" in paragraph (e) of the definition of the term "Excess Cash Flow".

          (b) Section 6.01 of the Credit Agreement is hereby amended by:

          (i) substituting the amount "$40,000,000" for the amount "$20,000,000" in clause (vi) of paragraph (a) thereof; and

          (ii) substituting the amount "$25,000,000" for the amount "$10,000,000" in clause (vii) of paragraph (a) thereof.

          (c) Section 6.04 of the Credit Agreement is hereby amended by:

          (i) substituting the amount "$200,000,000" for the amount "$100,000,000" in paragraph (i) thereof;

          (ii) replacing the second parenthetical at the end of paragraph (i) thereof with the following parenthetical: "(which amount will be deemed (i) to include the amount of any Indebtedness acquired or assumed in connection with Permitted Acquisitions and (ii) not to include (A) the amount of (1) Net Proceeds
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                                                                               2

     of the issuance of Equity Interests of Holdings (other than Disqualified Stock) and (2) common equity contributions made by Sponsor to Holdings, in the case of clauses (1) and (2) that are contributed by Holdings to the Borrower as common equity and expended to effect a Permitted Acquisition and (B) Permitted Acquisitions paid for (in whole or in part and, if in part, to the extent so paid for) with the issuance of Equity Interests of Holdings (other than Disqualified Stock)"; and

          (iii) substituting the amount "$15,000,000" for the amount "$5,000,000" in clause (o) thereof.

          (d) Section 6.08 of the Credit Agreement is hereby amended by:

          (i) inserting the following text immediately after the text "and to the extent necessary" in clause (viii) of paragraph (a) thereof: "(or to the extent (A) Holdings is permitted by the terms of this Agreement and the Holdings Indenture to make a cash interest payment in respect of the Holdings Discount Debentures and (B) Holdings uses such dividends (net of any Taxes payable by Holdings in respect of such dividends) to make such cash interest payment)";

          (ii) substituting a semicolon for the word "and" immediately before clause (viii) in paragraph (a) of such Section;

          (iii) inserting the following new clause after clause (viii) in paragraph (a) of such Section immediately before the period:

          and (ix) the Borrower may pay dividends to Holdings to the extent Holdings uses such dividends (net of any Taxes payable by Holdings in respect of such dividends) solely to fund the repurchase, redemption, retirement or cancelation of Holdings Discount Debentures permitted by clause (vi) of paragraph (b) below

          (iv) inserting the following new clause after clause (v) in paragraph
     (b) of such Section immediately before the period:

          (vi) after October 19, 1999, payment for the repurchase, redemption, retirement or cancelation of (i) Holdings Discount Debentures or (ii) Senior Subordinated Notes, provided that (i) no Default has occurred and is continuing at the time of such payment, (ii) the aggregate amount of all payments made pursuant to this clause (vi) does not exceed $40,000,000, (iii) such payment is made in accordance with the optional redemption provisions of the Holdings Discount Indenture or the Subordinated Debt Documents, as applicable, in each case as in effect on May 14, 1999, or on other terms not less favorable to the Lenders and (iv) such payment does not violate any term or condition of the Holdings Discount Indenture or the Subordinated Debt Documents, in each case as in effect on May 14, 1999 (after giving effect to the amendment to the Holdings Discount Debenture contemplated by Section 6.11)

          (v) substituting the following clause for clause (ii) in paragraph (b) of such Section:
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                                                                               3

          (ii) payment of (A) regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Senior Subordinated Notes prohibited by the subordination provisions thereof and (B) in any fiscal year, interest accrued during such fiscal year in respect of the Holdings Discount Debentures.

          (e) Section 6.11 of the Credit Agreement is hereby amended by substituting the following clause for clause (c) of such Section: "the Holdings Discount Indenture, except to the extent such indenture is amended solely to permit (but not require) the cash payment of interest on the Holdings Discount Debentures prior to May 14, 2004, or"

          (f) Section 6.14 of the Credit Agreement is hereby amended by:

          (i) substituting the amount "$75,000,000" for the amount "$65,000,000" in clause (i)(A) of paragraph (a) thereof; and

          (ii) replacing the text contained in clause (i)(B) of paragraph (a) thereof with the following text: "ending after December 31, 1999, and on or before December 31, 2000, to exceed $100,000,000 and (C) ending after December 31, 2000, to exceed 110% of the amount permitted by this clause
     (i) for the immediately preceding fiscal year,".

          SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) The representations and warranties of Holdings and the Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

          (c) On the date hereof and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

          SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) Holdings shall have received gross proceeds of not less than $140,000,000 from an IPO and shall have contributed the Net Proceeds from such IPO (other than any such Net Proceeds applied to repurchase, redeem, retire or cancel Holdings Discount Debentures in accordance with the Credit Agreement and the Holdings Discount Indenture) to the Borrower as common equity and (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of
(i) Holdings, (ii) the Borrower and (iii) the Required Lenders, provided that the representations and warranties set forth in the Loan Documents are true and correct as of the date of the later to occur of clauses (a) and (b)
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                                                                               4

above, except to the extent such representations and warranties expressly relate to an earlier date.

          SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.
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                                                                               5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                              ALEC HOLDINGS, INC.,

                                                by /s/ Michael E. Holmstrom
                                                  ---------------------------
                                                  Name: Michael E. Holmstrom
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer


                                                ALASKA COMMUNICATIONS SYSTEMS
                                                HOLDINGS, INC.,

                                                  by /s/ Michael E. Holmstrom
                                                  ---------------------------
                                                  Name: Michael E. Holmstrom
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer


                                                THE CHASE MANHATTAN BANK,
                                                individually and as
                                                Administrative Agent,

                                                  by /s/ Ed DeForest
                                                    ---------------------------
                                                    Name: Ed DeForest
                                                    Title: Vice President


                                                CANADIAN IMPERIAL BANK OF
                                                COMMERCE,
                                                as Syndication Agent,

                                                  by /s/ Laura Horn
                                                    ---------------------------
                                                    Name: Laura Horn
                                                    Title: Executive Director


                                               CREDIT SUISSE FIRST BOSTON
                                               CORPORATION, individually and
                                               as Documentation Agent,

                                                  by /s/ Jeffrey B. Ulmer
                                                    ---------------------------
                                                    Name: Jeffrey B. Ulmer
                                                    Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  CREDIT SUISSE FIRST BOSTON

   by /s/ Jeffrey B. Ulmer
     ---------------------------
     Name: Jeffrey B. Ulmer
     Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  CIBC INC.

   by /s/ Laura Horn
     ---------------------------
     Name: Laura Horn
     Title: Executive Director
            CIBC World Markets Corp. as Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  INDUSTRIAL BANK OF JAPAN

   by /s/ William Kennedy
     ---------------------------
     Name: William Kennedy
     Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution
  ARES LEVERAGED INVESTMENT FUND, L.P.
  BY ARES MANAGEMENT, L.P., its General Partner

   by /s/ Jeffrey Moore
     ---------------------------
     Name: Jeffrey Moore
     Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution
  ARES LEVERAGED INVESTMENT FUND II, L.P.
  BY ARES MANAGEMENT II, L.P., its General Partner

   by /s/ Jeffrey Moore
     ---------------------------
     Name: Jeffrey Moore
     Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  SRF TRADING INC.

   by /s/ Kelley C. Walker
     ---------------------------
     Name: Kelley C. Walker
     Title: Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution FIRST NATIONAL BANK OF ANCHORAGE

   by /s/ Richard C. Enberg
     ---------------------------
     Name: Richard C. Enberg
     Title: Executive Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  FIRST UNION NATIONAL BANK

   by /s/ Thomas M. Finke
     ---------------------------
     Name: Thomas M. Finke
     Title: Senior Vice President

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  ELC (CAYMAN) LTD. 1999-II

   by /s/ Thomas M. Finke
     ---------------------------
     Name: Thomas M. Finke
     Title: Managing Director

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  ELC (CAYMAN) LTD. CDO SERIES 1999-I

   by /s/ Thomas M. Finke
     ---------------------------
     Name: Thomas M. Finke
     Title: Managing Director

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH IV LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH III LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH CRESCENT-3 LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH CRESCENT-2 LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH CRESCENT LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  KVH STERLING LLC

   by /s/ Virginia Conway
     ---------------------------
     Name: Virginia Conway
     Title: Authorized Agent

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  METROPOLITAN LIFE INSURANCE COMPANY

   by /s/ James R. Dingler
     ---------------------------
     Name: James R. Dingler
     Title: Director

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  RURAL TELEPHONE FINANCE COOPERATION

   by /s/ Kenneth A. Fried
     ---------------------------
     Name: Kenneth A. Fried
     Title: Assistant Secretary, Treasurer

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

  STANFIELD CLO LTD. by
  Stanfield Capital Partners LLC, as Collateral Manager

   by /s/ Gregory L. Smith
     ---------------------------
     Name: Gregory L. Smith
     Title: Partner

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

STEIN ROE & FARNHAM CLO I LTD.,
by Stein Roe & Farnham Incorporated,
as Portfolio Manager

   by /s/ Brian W. Good
     ---------------------------
     Name: Brian W. Good
     Title: Vice President & Portfolio Manager

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution
STEIN ROE FLOATING RATE LIMITED LIABLITY
COMPANY

   by /s/ Brian W. Good
     ---------------------------
     Name: Brian W. Good
     Title: Vice President,
            Stein Roe & Farnham Incorporated,
            as Advisor to the Stein Roe Floating Rate
            Limited Liability Company

                                                       SIGNATURE PAGE TO
                                                   AMENDMENT DATED AS OF
                                                        OCTOBER 19, 1999




To Approve the Amendment:

Name of Institution  U.S. BANK NATIONAL ASSOCIATION

   by /s/ Thomas G. Gunder
     ---------------------------
     Name: Thomas G. Gunder
     Title: Vice President